CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT
BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY
HARMFUL IF PUBLICLY DISCLOSED

FIRST AMENDMENT TO

DARTMOUTH COLLEGE

SPONSORED RESEARCH AGREEMENT NO. FP4991

THIS FIRST AMENDMENT AGREEMENT (“Amendment”), effective as of July 15, 2019, by and between the Trustees of Dartmouth College, a non-profit, private educational and research institution existing under the laws of the State of New Hampshire (hereinafter “Dartmouth”) and Qrons Inc., a Wyoming corporation with a principal place of business at 50 Battery Place, #7T, New York, New York 10280 (hereinafter “Sponsor”).

WHEREAS, the parties hereto previously entered into that certain Sponsored Research Agreement No. FP4991, dated July 12, 2018 (the “Agreement”); and

WHEREAS, the parties desire to amend such Agreement as further set forth herein; and

NOW, THEREFORE, in consideration of the mutual premises and the covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.
The definition of “Project Funds” in Section 1.8 of the Agreement is hereby amended to read as follows:  “Project Funds" means those funds to be paid by Sponsor to Dartmouth for the Research Project in the amount of $[  ] in the first year of the Project Period  and $[  ] in the second year of the Project Period  as set out in the Budget and Payment Schedule that is Exhibit B-1 to this Agreement.

2.	Exhibit A to the Agreement is deleted in its entirety and replaced with Exhibit A-1 attached hereto.

3.	Exhibit B to the Agreement is deleted in its entirety and replaced with Exhibit B-1 attached hereto.

4.
The definition of “Project Period” in Section 1.9 is hereby amended to read as follows: “Project Period” shall mean the period commencing as of 07/15/2018 and ending on 07/14/2020.  The Project Period may be extended in writing by duly authorized representatives of the parties.

5.	Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

6.	This Amendment may be executed in one or more counterparts each of which when executed shall be deemed to be an original and all of which taken together shall constitute one Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date last written below:

QRONS, INC.	TRUSTEES OF DARTMOUTH COLLEGE

By:/s/Jonah Meer	By:/s/Sherrie Read
Name: Jonah Meer	Name: Sherrie Read
Title: CEO	Title: Contract Manager
Date: 11/4/19	Date: 11/4/19

2